Exhibit 32.1

CERTIFICATION OF OFFICER
OF AML COMMUNICATIONS, INC.
PURSUANT TO 18 USC § 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) the undersigned Chief Executive Officer (Principal Executive Officer) of AML Communications, Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)	The annual report on Form 10-K for the year ended March 31, 2009 of the Company fully complies with the requirements of Section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b)	Information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 29, 2009

/s/ Jacob Inbar
Jacob Inbar, Chief Executive Officer (Principal Executive Officer)